UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FibroGen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2019.

FibroGen

FIBROGEN, INC.
409 ILLINOIS STREET
SAN FRANCISCO, CA 94158

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 9, 2019
Date: June 5, 2019 **Time:** 8:00 AM Pacific Time
Location: FibroGen, Inc.
409 Illinois Street
San Francisco, CA 94158

You are receiving this communication because you hold shares in FibroGen, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you online. You may view the proxy materials online at *www.proxyvote.com* or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you receive more than one set of proxy materials, you should vote separately for each set pursuant to the applicable voting instructions to ensure that all of the shares you hold are voted.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E75040-P23328

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or EMAIL Copy:

If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *ONLINE:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY EMAIL*:* sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote Online: To vote online, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote by Telephone: To vote by telephone, follow the instructions set forth in FibroGen's Proxy Statement. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote In Person: Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E75041-P23328

Voting ItemsThe Board of Directors recommends you vote FOR the following proposals:1. Election of Class II Directors to hold office until the 2022 Annual Meeting of Stockholders Nominees: 1a. Jeffrey L. Edwards 1b. Rory B. Riggs 1c. Roberto Pedro Rosenkranz, Ph.D., M.B.A.2. To approve, on an advisory basis, the compensation of FibroGen’s named executive officers, as disclosed in the proxy statement.3. To ratify the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of FibroGen for the year ending December 31, 2019.4. To conduct any other business properly brought before the meeting.The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.E75042-P23328

E75043-P23328